UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2012

AVANTAIR, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (727) 539-0071

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On August 15, 2012, Avantair, Inc. (the “Company”) announced that Stephen Wagman, age 52, was appointed President of the Company, effective August 13, 2012. Mr. Wagman has been serving as the Company’s Executive Vice President and Chief Financial Officer since July 2011. Prior to joining the Company, Mr. Wagman served as Chief Financial Officer of Turtle Wax, Inc., a privately-held consumer products manufacturing and sales company in Willowbrook, Illinois, from October 2009 to February 2011. From June 2008 to September 2009, Mr. Wagman consulted with and served as an officer for SYMX Technologies, Inc., a privately-held radio frequency identification systems firm in Miami, Florida. Prior to SYMX, Mr. Wagman served as Executive Vice President and Chief Financial Officer at TOUSA, Inc., a Hollywood, Florida homebuilder, from January 2007 to January 2008. Prior to TOUSA, from July 2005 to December 2006, Mr. Wagman served as Executive Vice President and Treasurer at MasTec, Inc., a publicly traded Coral Gables, Florida infrastructure services company.

Effective August 13, 2012, Carla Stucky, age 45, was appointed Chief Financial Officer of the Company. Ms. Stucky has been serving as the Company’s Corporate Controller since October, 2011. Prior to joining the Company, Ms. Stucky was the Vice President, Corporate Controller and Chief Accounting Officer at Sterling Chemicals, Inc. from August 2008 through September 2011 and Corporate Controller at Sterling Chemicals, Inc. from December 2007 to August 2008. Ms. Stucky served as Corporate Controller for Outsource Partners International, Inc. from July 2006 through November 2007, Director of Finance for Hempel A/S from April 2005 to July 2006, Assistant Controller for Nabors Industries, Ltd, from April 2003 to March 2005 and Director of Reporting and Corporate Accounting for Live Nation Entertainment, Inc. from May 1999 to March 2003. Ms. Stucky also held various positions in the audit practice of PricewaterhouseCoopers from January of 1994 through April of 1999.

Additional information regarding the foregoing is also contained in the press release attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Document

99.1	Press Release dated August 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANTAIR, INC.

Date: August 15, 2012	By:	/s/ Steven F. Santo
Steven F. Santo
Chief Executive Officer
(Authorized Officer and Principal Executive Officer)